UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2023

INTRUSION INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-39608	75-1911917
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 East Park Blvd, Suite 1200 Plano, Texas	75074
(Address of Principal Executive Offices)	(Zip Code)

(972) 234-6400

(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	INTZ	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 — Submission of Matters to a Vote of Security Holders

Intrusion Inc. (“Intrusion”) held its Annual Meeting of Stockholders on May 16, 2023 (the “Annual Meeting”). At the Annual Meeting, Intrusion’s stockholders voted on four proposals, each of which is described in more detail in Intrusion’s definitive proxy statement filed with the Securities and Exchange Commission on April 14, 2023. Present at the Annual Meeting in person or by proxy were holders representing 16,484,346 shares of Common Stock, representing 16,484,346 votes and approximately 78.16% of the eligible votes, constituting a quorum. The following is a brief description of each matter voted upon and the certified results, including the number of votes cast for or against each matter and the number of abstentions and broker non-votes, if applicable, with respect to each matter.

The stockholders of Intrusion voted on the following items at the Annual Meeting:

1.	To elect five (5) directors to serve until the next Annual Meeting of Stockholders or until their respective successors are duly elected and qualified: Anthony Scott; Anthony J. LeVecchio; James F. Gero; Katrinka B. McCallum; and, Gregory K. Wilson
2.	To ratify the appointment of Whitley Penn LLP as independent auditors of the Company for the fiscal year ending December 31, 2023;
3.	To approve the Amended 2021 Omnibus Incentive Plan of Intrusion Inc.; and,
4.	To approve the 2023 Employee Stock Purchase Plan of Intrusion Inc.

The nominees for director proposed by Intrusion were elected to serve until Intrusion’s 2024 Annual Meeting of Stockholders and until their successors are elected and qualified, subject to earlier resignation or removal. The voting results were as follows:

DIRECTOR	Votes For	Abstentions	Broker Non-Votes
ANTHONY SCOTT	8,360,152	110,558	8,013,636
ANTHONY J. LEVECCHIO	8,046,565	424,145	8,013,636
JAMES F. GERO	8,040,934	429,776	8,013,636
KATRINKA B. MCCALLUM	8,006,463	464,247	8,013,636
GREGORY K. WILSON	7,981,837	488,873	8,013,636

Stockholders ratified the appointment of Whitley Penn LLP as Intrusion’s independent registered public accounting firm for Intrusion’s fiscal year ending December 31, 2023. The voting results were as follows;

Votes For	Votes Against	Abstentions	Broker Non-Votes
16,445,868	17,073	21,405	–

Stockholders approved the Amended 2021 Omnibus Incentive Plan. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
7,868,001	597,749	4,960	8,013,636

Stockholders approved the 2023 Employee Stock Purchase Plan. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
8,340,658	80,924	49,128	8,013,636

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

INTRUSION INC.

Dated: May 22, 2023	By:	/s/ Kimberly Pinson
Kimberly Pinson
Chief Financial Officer

3